Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
  11.  Commitments and Contingencies
Leases
The Company leases its corporate office space, as well as all but one branch location, plus certain equipment under operating lease agreements, which expire at various dates through 2028. In addition to rental payments, the leases require payment of property taxes and certain common area maintenance fees. At December 31, 2013, future minimum rental commitments under the terms of these leases by year were as follows:

Period Ending December 31,	December 31, 2013
(In thousands)
2014	$1,718
2015	1,714
2016	1,196
2017	1,165
2018	914
Thereafter	4,190
$10,897

Total rental expense approximated $1.5 million, $1.3 million and $1.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.
Legal matters
The Company is involved in various legal proceedings which have arisen in the normal course of business. Management believes that resolution of these matters will not have a material effect on the Company’s financial condition or results of operations.
Employment agreements
The Company and its subsidiaries have entered into employment agreements with certain executive officers. The agreements have different terms and provide each executive with a base salary, annual cash bonuses and other benefits as determined by the Compensation Committee of the board of directors.
Off-balance sheet instruments
In the normal course of business, the Company is a party to financial instruments with off-balance sheet risk to meet the financing needs of its customers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the financial statements. The contractual amounts of these instruments reflect the extent of involvement the Company has in particular classes of financial instruments.
The contractual amounts of commitments to extend credit represents the amounts of potential accounting loss should the contract be fully drawn upon, the customer’s default, and the value of any existing collateral becomes worthless. Management uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments and evaluates each customer’s creditworthiness on a case-by-case basis. Management believes that they control the credit risk of these financial instruments through credit approvals, credit limits, monitoring procedures and the receipt of collateral as deemed necessary.
Financial instruments whose contract amounts represented credit risk at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012
	(In thousands)
Commitments to extend credit:
Loan commitments	$61,633	$39,339
Undisbursed construction loans	44,670	54,705
Unused home equity lines of credit	11,575	10,714
	$117,878	$104,758

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments to extend credit generally have fixed expiration dates or other termination clauses and may require payment of a fee by the borrower. Since these commitments could expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the counter party. Collateral held varies, but may include residential and commercial property, deposits and securities.